SUP-0156-0816

AB CAP FUND, INC.

-AB Multi-Manager Select Retirement Allocation Fund

-AB Multi-Manager Select 2015 Fund

-AB Multi-Manager Select 2025 Fund

-AB Multi-Manager Select 2035 Fund

-AB Multi-Manager Select 2045 Fund

-AB Multi-Manager Select 2055 Fund

(each, a “Fund”, and together, the “Funds”)

-AB Multi-Manager Select 2010 Fund

-AB Multi-Manager Select 2020 Fund

-AB Multi-Manager Select 2030 Fund

-AB Multi-Manager Select 2040 Fund

-AB Multi-Manager Select 2050 Fund

Supplement dated August 5, 2016 to the Prospectus and Summary Prospectuses dated November 30, 2015 offering Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares of each Fund (the “Prospectuses”).

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The fifth sentence of the first paragraph under each section entitled “Principal Strategies” in the Prospectuses is revised and replaced by the following:

In order to implement the Fund’s investment strategies, Morningstar Investment Management (“Morningstar”), the Fund’s sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund.

The section “Additional Information About the Funds’ Risks and Investments — Description of the Funds’ Investment Objectives and Principal Strategies — Underlying Funds” in the Prospectus is deleted in its entirety.

The first sentence of the first paragraph under the section “Management of the Funds — Portfolio Managers” in the Prospectus is revised and replaced by the following:

Decisions on allocations of fund assets among asset classes are made by the Adviser’s Multi-Asset Solutions Team comprised of senior portfolio managers.

This Supplement should be read in conjunction with the Prospectuses for the Funds.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0156-0816